Exhibit 10.35

                                     RELEASE

            This Release is made this 2nd day of March, 2006 by and between C&D Technologies, Inc. ("Employer") and Charles Giesige ("Employee").

                                    Recitals:

            WHEREAS, the parties are parties to an Employment Agreement (the "Employment Agreement") dated February 1, 2006, pursuant to which Employee was employed by Employer; and

            WHEREAS, Employee's employment and the Term, as defined in the Employment Agreement, have terminated; and

            WHEREAS, the execution and delivery of this Release by Employee is a condition to the Employer's obligations to pay certain compensation and provide certain benefits to Employee under the Employment Agreement;

            NOW THEREFORE, the parties hereto, intending to be legally bound, in consideration of the mutual promises and undertakings set forth herein, do hereby agree as follows:

            1. As of April 1, 2006, Employee's employment with Employer shall terminate, and Employee shall have no further job responsibilities to perform for Employer; provided, however, that Employee shall cooperate with Employer in transitioning Employee's job responsibilities as Employer shall reasonably request, provided that Employee shall be entitled to receive reasonable compensation for any services rendered prior to such date and shall not be obligated to take any action that would interfere with any subsequent employment of Employee or otherwise result in economic hardship to Employee.

            2. Employer shall pay and provide to Employee the amounts and benefits contemplated pursuant to Section 9 of the Employment Agreement, less applicable deductions; provided however, the first payment shall not be due and payable until ten days after the execution by Employee, delivery to Employer and non-revocation of this Release. Employer further agrees to reimburse Employee for up to $10,000 in pre-approved outplacement services incurred on or before April 1, 2007, and to reimburse Employee for up to $2500 in financial services for Employee incurred on or before April 1, 2007. Employer also agrees to reimburse the actual monthly out-of-pocket COBRA expenses incurred by Employee minus the amount of Employee's contribution for medical, dental and vision coverage under Employer's plans selected by Employee as of the last month of employment for up to a maximum of 12 months.

            3. For and in consideration of the monies and benefits paid to Employee by Employer, as more fully described in Section 2 above, and for other good and valuable consideration, Employee hereby waives, releases and forever discharges Employer, its assigns,


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

predecessors, successors, and affiliated entities, and its current or former stockholders, officers, directors, administrators, agents, servants and employees, individually and as representatives of the corporate entity (hereinafter collectively referred to as "Releasees"), from any and all claims, suits, debts, dues, accounts, reckonings, bonds, bills, specialties, covenants, contracts, bonuses, controversies, agreements, promises, charges, complaints, damages, sums of money, interest, attorney's fees and costs, or causes of action of any kind or nature whatsoever whether in law or equity, including, but not limited to, all claims arising out of his employment or termination of employment with Employer, such as all claims for wrongful discharge, breach of contract, either express or implied, interference with contract, emotional distress, fraud, misrepresentation, defamation, claims arising under the Civil Rights Acts of 1964 and 1991, as amended, the Americans With Disabilities Act, the Age Discrimination in Employment Act (ADEA), the National Labor Relations Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974 (ERISA), as amended, the Family and Medical Leave Act, the Pennsylvania Human Relations Act, the Pennsylvania Wage Payment & Collection Law, the Pennsylvania Minimum Wage Act of 1968, the Pennsylvania Equal Pay Law, and any and all other claims arising under federal, state or local law, rule, regulation, constitution, ordinance or public policy whether known or unknown, arising up to and including the date of execution of this Release; provided, however, that the parties do not release each other from any claim of breach of the terms of this Release. This release of rights does not extend to claims that may arise after the date of this Release, including without limitation, for payments or benefits described in Section 2 of this Release, nor to claims under employee benefit plans that are qualified under Section 401(a) of the Internal Revenue Code, nor to any rights of indemnification by the Company to which the Employee is otherwise entitled. Employee agrees that Employee will not initiate any charge or complaint or institute any claim or lawsuit against Releasees or any of them based on any fact or circumstance occurring up to and including the date of the execution by Employee of this Release based upon a claim that is released hereunder.

            4. Employee agrees that the payments made and other consideration received pursuant to this Release are not to be construed as an admission of legal liability by Releasees or any of them and that no person or entity shall utilize this Release or the consideration received pursuant to this Release as evidence of any admission of liability since Releasees expressly deny liability.

            5. Employee affirms that the only consideration for the signing of this Release are the terms stated herein and in the Employment Agreement and that no other promise or agreement of any kind has been made to Employee by any person or entity whatsoever to cause Employee to sign this Release.

            6. Employee and Employer affirm that the Employment Agreement and this Release set forth the entire agreement between the parties with respect to the subject matter contained herein and supersede all prior or contemporaneous agreements or understandings between the parties with respect to the subject matter contained herein. Further, there are no representations, arrangements or understandings, either oral or written, between the parties, which are not fully expressed herein. Finally, no alteration or other modification of this Release shall be effective unless made in writing and signed by both parties.


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

            7. Employee acknowledges that Employee has been given a period of at least 21 days within which to consider this Release.

            8. Following the execution of this Release, Employee has a period of seven days from the date of execution to revoke this Release, and this Release shall not become effective or enforceable until the revocation period has expired.

            9. Employee certifies that Employee has returned to Employer all keys, identification cards, credit cards, computer and telephone equipment and other property or information of Employer in Employee's possession, custody, or control including, but not limited to, any information contained in any computer files maintained by Employee during Employee's employment with Employer. Employee certifies that Employee has not kept the originals or copies of any documents, files, or other property of Employer which Employee obtained or received during Employee's employment with Employer.

            10. Employee acknowledges and agrees that the execution of this Release does not supercede any of the provisions of the Employment Agreement which otherwise survive the termination of Employee's employment with the Employer, including without limitation, Section 5, 6, 7 and 19 thereof.

            11. Employee acknowledges that Employer advised Employee to consult with an attorney prior to executing this Release.

            12. Employee affirms that Employee has carefully read this Release, that Employee fully understands the meaning and intent of this document, that Employee has signed this Release voluntarily and knowingly, and that Employee intends to be bound by the promises contained in this Release for the aforesaid consideration.

            IN WITNESS WHEREOF, Employee and the authorized representative of Employer have executed this Release on the dates indicated below:

                                        C&D TECHNOLOGIES, INC.


Dated: 3/23/06                            By: /s/ James D. Dee
      ----------------------------         -------------------------------------
                                                      James D. Dee

                                        Title: Vice President, General Counsel &
                                               Corporate Secretary


Dated: 3/23/06                          /s/ Charles Giesige
      ----------------------------      ----------------------------------------
                                        Charles Giesige


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

                                   ENDORSEMENT

            I, Charles Giesige, hereby acknowledge that I was given 21 days to consider the foregoing Release and voluntarily chose to sign the Release prior to the expiration of the 21-day period.

            I  declare   under   penalty  of  perjury  under  the  laws  of  the
Commonwealth of Pennsylvania that the foregoing is true and correct.

         EXECUTED  this  23rd  day  of  March,   2006,   at  Plymouth   Meeting,
Pennsylvania.

                                          /s/ Charles Giesige
                                          -------------------------
                                          Charles Giesige


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